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                                                                    Exhibit 99.3

HEXCEL CORPORATION AND SUBSIDIARIES
PRO FORMA 1998 NET SALES TO THIRD-PARTY CUSTOMERS BY PRODUCT GROUP AND MARKET
  SEGMENT

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
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                                                                       UNAUDITED
                                -----------------------------------------------------------------------------------------
                                 COMMERCIAL       SPACE &                        GENERAL
(IN MILLIONS)                     AEROSPACE       DEFENSE      ELECTRONICS      INDUSTRIAL    RECREATION       TOTAL
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
PRO FORMA FIRST QUARTER 1998 NET SALES
 Reinforcement products           $   11.2       $     7.2      $    52.2       $    26.8      $   6.0      $    103.4
 Composite materials                 118.8            21.4              -            13.3         10.6           164.1
 Engineered products                  46.1             2.8              -             0.8            -            49.7
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  Total                           $  176.1       $    31.4      $    52.2       $    40.9      $  16.6      $    317.2
                                       56%             10%            16%             13%           5%            100%
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PRO FORMA SECOND QUARTER 1998 NET SALES
 Reinforcement products           $   13.0       $     7.4      $    45.4       $    27.6      $   4.2      $     97.6
 Composite materials                 122.9            22.9              -            12.6         12.2           170.6
 Engineered products                  53.3             2.3              -             1.0            -            56.6
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  Total                           $  189.2       $    32.6      $    45.4       $    41.2      $  16.4      $    324.8
                                       58%             10%            14%             13%           5%            100%
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PRO FORMA THIRD QUARTER 1998 NET SALES
 Reinforcement products           $   11.2       $     7.0      $    36.5       $    23.1      $   4.4      $     82.2
 Composite materials                 113.7            22.5              -            12.6          8.5           157.3
 Engineered products                  45.9             2.6              -             1.3            -            49.8
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  Total                           $  170.8       $    32.1      $    36.5       $    37.0      $  12.9      $    289.3
                                       59%             11%            13%             13%           4%            100%
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PRO FORMA FOURTH QUARTER 1998 NET SALES
 Reinforcement products           $   10.7       $     4.8      $    45.2       $    23.7      $   3.0      $     87.4
 Composite materials                 112.5            22.8              -            18.9          7.3           161.5
 Engineered products                  49.7             3.5              -             1.4            -            54.6
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  Total                           $  172.9       $    31.1      $    45.2       $    44.0      $  10.3      $    303.5
                                       57%             10%            15%             15%           3%            100%
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PRO FORMA YEAR-TO-DATE 1998 NET SALES
 Reinforcement products           $   46.1       $    26.4      $   179.3       $   101.2      $  17.6      $    370.6
 Composite materials                 467.9            89.6              -            57.4         38.6           653.5
 Engineered products                 195.0            11.2              -             4.5            -           210.7
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  Total                           $  709.0       $   127.2      $   179.3       $   163.1      $  56.2      $  1,234.8
                                       57%             10%            15%             13%           5%            100%
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